EXHIBIT 99.2

REDROLLER HOLDINGS, INC.
INTRODUCTION TO PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
(Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the merger between RedRoller, Inc. (“RedRoller”) and RedRoller Holdings, Inc. (formerly known as Aslahan Enterprises Ltd.) (“Aslahan”) and certain other transactions that RedRoller and Aslahan completed on November 13, 2007.

On November 13, 2007, RedRoller merged with RedRoller Acquisition Corp., a wholly-owned subsidiary of Aslahan, whereby 100% of the shares of capital stock of RedRoller were exchanged for 10,230,940 shares of common stock of Aslahan, a publicly traded company with no operations (the “Merger”). As a result of the Merger, the former stockholders of RedRoller became the controlling stockholders of Aslahan. Accordingly, the Merger is a reverse merger that has been accounted for as a recapitalization of RedRoller. Upon completion of the Merger, Aslahan changed its name to RedRoller Holdings, Inc. The historical financial statements of RedRoller will become the Aslahan historical financial statements. The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below and in the notes to the pro forma combined condensed financial statements.

The unaudited pro forma condensed combined balance sheet combines the balance sheets of RedRoller and Aslahan and gives pro forma effect to (i) RedRoller’s issuances of notes in certain bridge financing transactions, completed prior to the Merger and the subsequent conversions of these notes in connection with the closing of the Merger; (ii) the Merger in which RedRoller is deemed to be the acquiring entity for accounting purposes; (iii) conversions of all convertible debt and shares of preferred stock of RedRoller into shares of common stock of RedRoller, inclusive of related financing expenses; (iv) completion of a financing transaction involving the issuance of 1,764,706 units at $3.40 in a private placement memorandum with each unit consisting of four shares of common stock and one five-year common stock purchase warrant for aggregate gross proceeds of $6,000,000, plus the related financing expenses; (v) cancellation of 8,326,667 shares of Aslahan common stock (which includes 326,667 shares of common stock owned by Calico Capital Management, LLC, who is acting as an advisor to RedRoller in this transaction); and (vi) certain other transactions completed at the time of the Merger as if RedRoller and Aslahan completed such transactions as of June 30, 2007. The unaudited pro forma condensed combined statements of operations as of December 31, 2006 and June 30, 2007 combine the statement of operations of RedRoller and Aslahan for each of those periods and give pro forma effect to these transactions as if they were completed on January 1, 2006 and January 1, 2007, respectively.

The unaudited pro forma balance sheet and statements of operations should be read in conjunction with the separate historical financial statements of RedRoller, appearing elsewhere herein, and the historical financial statements of Aslahan, as filed and issued in Form 10-KSB for the year ended February 28, 2007 and in Form 10-QSB filed for the quarter ended August 31, 2007. These pro forma condensed combined financial statements may not be indicative of what would have occurred if the reverse merger had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.

The Merger

On the Closing Date, assuming satisfaction of all closing conditions under the Merger Agreement, (i) the stockholders of RedRoller (the “RedRoller Stockholders”) will surrender all of the issued and outstanding shares of RedRoller capital stock and receive, in exchange therefore 10,230,940 shares of common stock of Aslahan; (ii) all options to purchase shares of RedRoller common stock outstanding immediately prior to the Merger, including but not limited to 5,216,121 non-qualified stock options, will be replaced with corresponding new options to purchase shares of Common Stock in a manner that does not disadvantage any existing option holder as to strike price, exercise period or vesting; (iii) the current stockholders of Aslahan will retain 5,533,333 shares of common stock of Aslahan; and (iv) the Acquisition Sub will merge with and into RedRoller with RedRoller surviving the Merger.

The Private Placement

On October 17, 2007 RedRoller circulated a Confidential Private Placement Memorandum (the “Memorandum”) to various “accredited investors” (as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended) with respect to the private offering (the “Offering”) of up to 2,352,941 units (the “Maximum Offering”) of Aslahan.  The closing of the Offering is conditioned upon the closing of the Merger. Each such unit (each, a “Unit” and collectively, the “Units”) is being sold at $3.40 in connection with the Offering and consists of (i) four shares of common stock of Aslahan and (ii) one five-year warrant to purchase one share of common stock of Aslahan at an exercise price of $1.28 per share (each, a “Warrant” and collectively, the “Warrants”).

The Units are being offered on behalf of Aslahan by Joseph Gunnar & Co., LLC, and Aslahan has agreed to pay the following sales commissions: (i) cash in an amount equal to nine percent (9%) of the gross proceeds of the Units sold to retail investors and six percent (6%) of the gross proceeds of the Units sold to institutional investors in this Offering (for proforma purposes the fee has been estimated at 9%), (ii) the Placement Agent Warrants, and (iii) any out-of-pocket costs and expenses paid or to be paid by the Placement Agent including, but not limited to, travel, due diligence, printing, mailing, plus legal expenses except that the Company shall not be responsible for any of the Placement Agent’s legal counsel fees in excess of $30,000 without the Company’s approval. The proforma financial statements reflect an estimation of such out-of-pocket expenses to be $490,000..

Aslahan will register its shares of common stock sold in the Offering as well as the sale of the shares of its common stock to be issued upon exercise of the Warrants.  If a registration statement is not filed with the Securities and Exchange Commission within 60 days after the closing of the Merger, then Aslahan is obligated to issue to each purchaser of Units in the Offering that number of shares of its common stock equal to 1% of the number of shares purchased in the Offering, up to a maximum of 10% of the aggregate purchase price of the Units, for each 30 day period Aslahan is late in filing the registration statement.

Bridge Financing

In July and August 2007, to facilitate the completion of the Merger and to enable RedRoller to meet specific working capital requirements, certain investors provided bridge financing (the “Bridge Financing”) to RedRoller.  The Bridge Financing was evidenced by unsecured promissory notes convertible into shares of Aslahan common stock (the “Bridge Notes”) in the aggregate principal amount of $1,250,000 which were scheduled to mature on December 31, 2007 and bore interest at a rate of 0.83% per month (or 10% per annum).  In accordance with the terms of the Bridge Notes, the principal and accrued interest on the Bridge Notes automatically converted into 2,018,944 shares of Aslahan Common Stock at the rate of $.6375 per share of Aslahan common stock which reflects a discount of 25% to the price at which shares of Aslahan common stock were sold in connection with the Offering. The discount on the conversion of these Bridge Notes is accounted for as interest expense in the proforma balance sheet.

RedRoller, Inc. and RedRoller Holdings, Inc.
Pro Forma Condensed Combined Balance Sheet
June 30, 2007
(Unaudited)

			Pro Forma Adjustments
	RedRoller Inc.	Aslahan Enterprises Ltd.	RedRoller Inc.		RedRoller Holdings, Inc.		Elimination Entries		Pro Forma Combined
	(a)	(b)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$95,496	$—	$1,250,000	f	$4,940,000	i	$—		$6,285,496
Restricted cash	750,000	—	(750,000	)f	—		—		—
Accounts receivable, net	91,743	—	—		—		—		91,743
Prepaid expenses and other current assets	68,137	—	—		—		—		68,137

Total current assets	1,005,376	—	500,000		4,940,000		—		6,445,376

Goodwill	1,769,611	—	—		—		—		1,769,611
Property and equipment, net	361,601	—	—		—		—		361,601
Web site development costs, net	344,604	—	—		—		—		344,604
Deferred financing costs, net	157,116	—	—		—		—		157,116
Intangible asset, net	59,619	—	—		—		—		59,619
Other Assets	56,305	—	—		—		—		56,305
Total assets	$3,754,232	$—	$500,000		$4,940,000		$—		$9,194,232

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITES:
Convertible notes payable	$347,544	$—	$(347,544	)e	$—		$—		$—
Convertible bridge notes payable	—	—	1,250,000	f	—		—		—
			(1,250,000	)g
Accounts payable	671,285	6,555	—		—		—		677,840
Accrued expenses and other current liabilities	84,932	—	(2,162	)e	—		—		82,770
Shareholder loan	—	24,750	—		—		(24,750	)k	—
Deferred revenue	151,594	—	—		—		—		151,594
Derivative liability	152,456	—	(152,456	)e	—		—		—
Investor deposits	750,000	—	(750,000	)f	—		—		—

Total current liabilities	2,157,811	31,305	(1,252,162)		—		(24,750)		912,204

Note payable	191,326	—	—		—		—		191,326
Total liabilities	2,349,137	31,305	(1,252,162)		—		(24,750)		1,103,530

STOCKHOLDERS’ EQUITY
Series A convertible preferred stock	36,078	—	(36,078	)c	—		—		—

Series B(1) convertible preferred stock	10,000	—	(10,000	)d	—		—		—

Common stock, $.01 par value	68,928	—	40,730	c	—		(185,916	)l	—
			11,341	d
			34,276	e
			30,641	g
Common stock, $.001 par value	—	13,860	—		7,059	i	12,250	l	24,842
					(8,327	)j
Additional paid in capital	17,460,160	26,640	(4,652	)c	4,932,941	i	(47,055	)k	24,714,005
			(1,341	)d			173,666	l
			479,861	e	8,327	j
			1,256,432	g
			429,026	h
Accumulated deficit	(16,170,071)	(71,805)	(11,975	)e			71,805	k	(16,648,145)
			(37,073	)g
			(429,026	)h
Total stockholders’ equity	1,405,095	(31,305)	1,752,162		4,940,000		24,750		8,090,702
Total liabilities and stockholders’ equity	$3,754,232	$—	$500,000		$4,940,000		$—		$9,194,232

REDROLLER HOLDINGS, INC.
NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA
Balance Sheet

(a)	Derived from the unaudited balance sheet of RedRoller as of June 30, 2007.

(b)	Derived from the audited balance sheet of Aslahan as of August 31, 2007.

(c)
Reflects the conversion of 3,607,784 shares of RedRoller Series A Convertible Preferred Stock into 4,072,983 shares of RedRoller common stock at an adjusted conversion ratio of 1 for 1.125.  The original ratio was 1 for 1 and the purchase price of the Series A Convertible Preferred Stock was $1.49 per share.  Due to the issuance of the Series B(2) Convertible Notes (see below), a contractual anti-dilution provision was triggered as a result of the $0.15 conversion price of the Series B(2) Convertible Notes being less than the $1.49 original conversion price of the Series A Convertible Preferred Stock and the conversion ratio of the Series A Convertible Preferred Stock was correspondingly adjusted.

(d)
Reflects the conversion of 1,000,000 shares of RedRoller Series B(1) Convertible Preferred Stock into 1,134,052 shares of  RedRoller common stock at an adjusted conversion ratio of 1 for 1.133.  The original ratio was 1 for 1 and the purchase price for the Series B(1) Convertible Preferred Stock was $2.20 per share.  Due to the issuance of the Series B(2) Convertible Notes, a contractual anti-dilution provision was triggered as a result of the $0.15 conversion price of the Series B(2) Convertible Notes being less than the $2.20 original conversion price of the Series B(1) Convertible Preferred Stock and the conversion ratio of the Series B(1) Convertible Preferred Stock was correspondingly adjusted.

(e)
Reflects the conversion of RedRoller Series B(2) Convertible Notes in the aggregate principal amount of $500,000 and accrued interest thereon of $14,137 into 3,427,580 shares of RedRoller common stock at a rate of $ 0.15 per share.  Interest expense of $11,700 was recorded in connection with this conversion.

(f)	Reflects the issuance of the Bridge Notes for aggregate gross proceeds of $1,250,000 and the release of restricted cash upon the issuance of such notes.

(g)
Reflects the recording of accrued interest on the Bridge Notes and the subsequent conversion of the Bridge Notes into an interpolated amount equaling 3,064,136 shares of RedRoller common stock at a conversion price equal to 75% of the per share price at which the Units were offered in connection with the Offering, which was $0.85 per share.

(h)	Reflects the recording of the 25% discount on the conversion of the Bridge Notes into an interpolated amount equaling 3,064,136 shares of RedRoller common stock as a financing expense.

(i)
Reflects the issuance of 7,058,824 shares of Aslahan common stock and $1,060,000 of offering costs in connection with 1,764,706 units at $3.40 per unit or $6,000,000 sold pursuant to the Offering.  Aslahan also issued Warrants to purchase 1,764,706 shares of its common stock in connection with the Offering.

(j)	Reflects the cancellation of shares of capital stock of Aslahan to adjust ownership percentage.

(k)
Reflects (i) the elimination of RedRoller common stock and additional paid in capital, (ii) the issuance of Aslahan common stock in connection with the Merger and (iii) the elimination of Aslahan accumulated deficit and shareholder loan in connection with the Merger.

RedRoller, Inc. and RedRoller Holdings, Inc.
Pro Forma Condensed Combined Statement of Operations
June 30, 2007
(Unaudited)

			Pro Forma Adjustments
	RedRoller Inc.	Aslahan Enterprises LTD.	RedRoller Inc.	RedRoller Holdings, Inc.		Pro Forma Combined
	(a)	(b)

Net sales	$627,292	$—	$—	$—		$627,292
Cost of sales	371,524	—	—	—		371,524

Gross profit	255,768	—	—	—		255,768

OPERATING EXPENSES
Salaries and benefits	1,788,289	—	—	—		1,788,289
Research and development	—	—	—	—		—
Selling, general and administrative	1,097,777	19,524	—	(19,524	)c	1,097,777
TOTAL OPERATING EXPENSES	2,886,066	19,524	—	(19,524)		2,886,066

Loss from operations	(2,630,298)	(19,524)	—	19,524		(2,630,298)

OTHER INCOME (EXPENSE)
Interest (expense) income, net	(4,395)	—				(4,395)
Gain on extinguishment of debt	8,674					8,674
TOTAL OTHER INCOME (EXPENSE)	4,279	—	—	—		4,279

NET LOSS	(2,626,019)	(19,524)	—	19,524		(2,626,019)

Convertible preferred stock deemed dividends	(1,297,954)	—	—	—		(1,297,954)

Net loss attributable to common stockholders	$(3,923,973)	$(19,524)	$—	$19,524		$(3,923,973)

Loss per share						$(0.16)

Weighted average number of shares outstanding:
Basic and diluted						24,842,041

REDROLLER HOLDINGS, INC.
NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA
Statements of Operations
At June 30, 2007

(a)	Derived from the unaudited balance sheet of RedRoller as of June 30, 2007.

(b)	Derived from the audited balance sheet of Aslahan as of August 31, 2007.

(c)	Reflects elimination of operations of Aslahan. These operations were discontinued as of the effective date of the Merger.

RedRoller, Inc. and RedRoller Holdings, Inc.
Pro Forma Condensed Combined Statement of Operations
December 31, 2006
(Audited)

			Pro Forma Adjustments
		Aslahan		RedRoller
	RedRoller Inc.	Enterprises LTD.	RedRoller Inc.	Holdings, Inc.		Pro Forma Combined
	(a)	(b)

Net sales	$778,489	$—	$—	$—		$778,489
Cost of sales	428,865	—	—	—		428,865

Gross profit	349,624	—	—	—		349,624

OPERATING EXPENSES
Salaries and benefits	5,126,815	—	—	—		5,126,815
Research and development	1,379,111	—	—	—		1,379,111
Selling, general and administrative	2,811,165	27,541	—	(27,541	)c	2,811,165
TOTAL OPERATING EXPENSES	9,317,091	27,541	—	(27,541)		9,317,091

Loss from operations	(8,967,467)	(27,541)	—	27,541		(8,967,467)

OTHER INCOME (EXPENSE)
Interest (expense) income, net	17,953	—	—	—		17,953
Gain on extinguishment of debt	—					—
TOTAL OTHER INCOME (EXPENSE)	17,953	—	—	—		17,953

Net loss	$(8,949,514)	$(27,541)	$—	$27,541		$(8,949,514)

Loss per share						$(0.36)

Weighted average number of shares outstanding:
Basic and diluted						24,842,041

REDROLLER HOLDINGS, INC.
NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA
Statements of Operations
At December 31, 2006

(a)	Derived from the unaudited balance sheet of RedRoller as of December 31, 2006.

(b)	Derived from the audited balance sheet of Aslahan as of February 28, 2007.

(c)	Reflects elimination of operations of Aslahan. These operations were discontinued as of the effective date of the Merger.